# COLE
REAL ESTATE INVESTMENTS®

Walmart
CVS/pharmacy
THE HOME DEPOT
TARGET

September 10, 2013

Wells Fargo Net Lease REIT Forum

COLE LISTED NYSE

www.ColeREIT.com

COLE

REAL ESTATE INVESTMENTS®

Walmart
THE HOME DEPOT
CVS/pharmacy
TARGET

Exhibit 99.2

© 2013 Cole Real Estate Investments, Inc. All Rights Reserved.
In addition to historical information, this presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-
looking statements, which are based on current expectations, estimates and projections about the industry and markets in which
Cole operates, include beliefs of and assumptions made by Cole’s management, and involve risks and uncertainties that could significantly affect the financial results of Cole. Words such as “may,” “expects,” “anticipates,” “intends,” “plans,” “believes,”
“projects,” “seeks,” “estimates,” “would,” “could” and “should” and variations of such words and similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature. Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction with Cole
Holdings Corporation, future financial and operating results, and the company’s plans, objectives, expectations and intentions. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Some of the factors that could cause actual results to differ materially from any forward-looking statements include, among others, (i)
changes in national, international, regional and local economic conditions, (ii) changes in financial markets, interest rates, credit spreads, and foreign currency exchange rates, (iii) changes in real estate conditions, (iv) continued ability to source new investments, (v) risks associated with acquisitions, (vi) construction costs that may exceed estimates, and construction delays,
(vii) lease-up risks, rent relief, and inability to obtain new tenants upon the expiration or termination of existing leases, (viii)
maintenance of real estate investment trust status, (ix) legal matters, (x) availability of financing and capital generally, (xi)
inability to obtain financing or refinance existing debt and the potential need to fund tenant improvements or other capital expenditures out of operating cash flows, (xii) changes in demand for properties, and (xiii) additional risks and factors discussed in reports filed by the Company with the SEC from time to time. Cole does not make any undertaking with respect to updating any forward looking statements appearing in this presentation.
Forward-Looking Statements

© 2013 Cole Real Estate Investments, Inc. All Rights Reserved.
Disclosures
The properties pictured have been acquired by Cole. Corporate tenants may also occupy numerous properties that are not owned by Cole or Cole-sponsored programs. Cole is not affiliated or associated with, is not endorsed by, does not endorse, and is not sponsored by or a sponsor of the tenants or the joint venture partners shown, or of their products or services pictured or mentioned. The names, logos and all related product and service names, design marks and slogans are the trademarks or service marks of their respective companies.
Tenants, Trademarks and Logos

© 2013 Cole Real Estate Investments, Inc. All Rights Reserved.
1,014
349
MILLION
SQUARE FEET
OWNED (2)
44
99.1%
OCCUPANCY
BASED ON SQUARE FEET (2)
48
INVESTMENT
GRADE TENANTS (5)
SINGLE-TENANT
ACQUISITIONS
1
YEARS IN A
ROW (4)
INVESTMENT PROGRAMS
OFFERED SINCE 1979
100
+
$60M
$120M
34
YEARS
COMMERCIAL
REAL ESTATE
EXPERIENCE
NORMALIZED EBITDA
CONTRIBUTION
ANNUALIZED FROM Q2 (7)
10
PROPERTIES OWNED (2)
PROPERTIES
MANAGED
(8
)
AVERAGE
MONTHLY
CAPITAL
RAISE (6)
GROSS ASSETS (1)
55%
PRIVATE CAPITAL
7.5
BILLION
12.2
YEARS
WEIGHTED
AVERAGE REMAINING LEASE TERM (3)
STATES (2)
$
365
PROFESSIONALS
16
MILLION
SQUARE FEET
MANAGED (8)
Cole Real Estate Investments by the Numbers
REAL
ESTATE
•
Market leading
net lease REIT
•
First-class
management team
•
Valuable private
capital fees
Data as of 6/30/2013. For notes, see “About the Data”.
3
CURRENTLY
FUNDRAISING
#

© 2013 Cole Real Estate Investments, Inc. All Rights Reserved.
Best-in-Class Management Platform with a Proven Team of Professionals
JEFF HOLLAND, CFA
PRESIDENT AND CHIEF
OPERATING OFFICER
16 YEARS OF EXPERIENCE
BlackRock | Raymond James
McKinsey & Company
THOMAS W. ROBERTS
HEAD OF REAL ESTATE
INVESTMENTS
25 YEARS OF EXPERIENCE
Opus West | Koll Company
DAVID LYNN, Ph.D.
HEAD OF INVESTMENT STRATEGY
& RESEARCH
25 YEARS OF EXPERIENCE
ING Clarion | AIG Global Real Estate
AvalonBay Communities
AARON HALFACRE, CFA
HEAD OF STRATEGIC RELATIONS
15 YEARS OF EXPERIENCE
BlackRock Real Estate
Green Street Advisors
STEPHAN KELLER
CHIEF FINANCIAL OFFICER
20 YEARS OF EXPERIENCE
UBS
CHONG P. HUAN
HEAD OF TECHNOLOGY
& INFRASTRUCTURE
20 YEARS OF EXPERIENCE
Citi | AIG | New York Life
MARC NEMER
CHIEF EXECUTIVE OFFICER
15 YEARS OF EXPERIENCE
Latham & Watkins | Skadden Arps
CHRISTOPHER H. COLE
EXECUTIVE CHAIRMAN
34 YEARS OF EXPERIENCE
Founder, Cole
Real Estate Investments
JEAN CALLAHAN
HEAD OF HUMAN RESOURCES
21 YEARS OF EXPERIENCE
Booz Allen Hamilton
KIMBERLY SMITH
GENERAL COUNSEL
25 YEARS OF EXPERIENCE
ING | Sutherland, Asbill & Brennan
REAL ESTATE
INVESTMENTS
REAL ESTATE
OPERATIONS
CORPORATE
PRIVATE
CAPITAL
Sales, Shareholder Services,
Investor & Broker Dealer
Relationships, and Other
Support Functions
Investment Strategy &
Research, Acquisitions,
Underwriting,
Dispositions and Legal
& Risk Management
Real Estate Finance,
Property Management,
Leasing and Property
Marketing
Legal, Accounting,
Human Resources,
Information Technology,
Facilities Management
and Administrative
72 PROFESSIONALS
59 PROFESSIONALS
108 PROFESSIONALS 126 PROFESSIONALS
KIRK McALLASTER, CPA
HEAD OF REAL ESTATE FUNDS
21 YEARS OF EXPERIENCE
Deloitte | Coopers & Lybrand

RANKED #1
SINGLE-TENANT
RETAIL
ACQUISITIONS
PAST 10 YEARS
RANKED #1
SINGLE-TENANT
OFFICE
ACQUISITIONS
PAST 7 YEARS*
RANKED #3
SINGLE-TENANT
INDUSTRIAL
ACQUISITIONS
PAST 1 YEAR*
RANKED #3
ALL
RETAIL
ACQUISITIONS
PAST 8 YEARS
RANKED #3
ALL
TYPES
ACQUISITIONS
PAST 6 YEARS

Direct with Seller 18%
JV and Build to Suit 5%
Secured Notes and CMBS 7%
Sale Leaseback 13%
Brokers 57%

OFFICE, INDUSTRIAL AND RETAIL TRANSACTIONS
$150.0
(NUMBERS IN BILLIONS)
PROPERTIES SCREENED BY COLE
$25.0
LETTERS OF INTENT ISSUED
$11.1
CONTRACTS SIGNED
$3.9
PROPERTY ACQUISITIONS
$3.2 BILLION

COLE
LISTED
NYSE

© 2013 Cole Real Estate Investments, Inc. All Rights Reserved.
1. Source: Real Capital Analytics. Transactions closed or under contract, excludes joint ventures. As of 6/30/2013.
2. Broker relationships listed are a sample set and not exhaustive of all broker relationships. Deal sourcing chart and underwriting funnel include all owned and managed property acquisitions in 2012.
We Have Created an Industry Leading Platform
BILLION
OF TOTAL
ACQUISITION
HISTORY
$14
ALL SINGLE-TENANT
ACQUISITIONS
PAST TEN YEARS
(1)
#
1
We’ve maintained leadership in the market by combining our best-in-class management, integrated investment philosophy and disciplined process
Delivering diverse deal sourcing
(2)
And disciplined acquisition results
(2)

69.5%
0.3%
0.9%
1.2%
5.4%
9.7%
13.0%
2013
2014
2015
3-5 Years
5-7 Years
7-10 Years
10+ Years

Implied Investment Grade 13%
Investment Grade 42%
Below Investment Grade 21%
Not Rated 15%
Implied Below Investment Grade 9%

COLE LISTED NYSE

© 2013 Cole Real Estate Investments, Inc. All Rights Reserved.
» 42% of Cole's annual rent is derived from
tenants rated investment grade and another
13% from tenants with an implied rating of
investment grade
» Cole performs extensive upfront credit
analysis and ongoing credit monitoring for all
tenants
» Implied investment grade ratings are based
on Moody’s Credit Edge or Moody’s KMV in
conjunction with current financial statements
Cole’s business has maintained high portfolio occupancy and one of the longest weighted average remaining lease terms of all net lease peers, providing highly visible, predictable cash flows
Market-Leading Lease Duration and Substantial Investment Grade Tenancy
12.2 Years
Weighted Average Lease Term
(1)
Lease Expiration Profile
(1)
55%
Investment Grade Tenants
(2)
Example Tenant Implied Rating
Publix AA
Cracker Barrel AA-
Tractor Supply AA-
Aaron’s Rents A
Ulta A+
Rating % of Total
AAA to AA- 8.2%
A+ to A- 12.6%
BBB+ to BBB- 21.6%
42.4%
Implied Rating % of Total
AAA to AA- 3.8%
A+ to A- 2.3%
BBB+ to BBB- 7.1%
13.2%
Example Tenant Rating
Wells Fargo AA-
Amazon AA-
Wal-Mart AA
Target A+
Home Depot A-
42%
Investment Grade
13%
Implied Investment Grade
99.1%
Portfolio Occupancy
1. Lease Expiration shows certain information regarding the lease expirations of Cole’s real estate portfolio, including consolidated joint ventures, as of June 30, 2013, based on annualized rental  revenue, during each of the next ten years and thereafter, excluding  unconsolidated JVs and CMBS/Secured notes receivable.
2. Credit ratings based on annualized rental revenue from tenants with credit ratings of BBB- or higher. Tenant credit rating may reflect the credit rating of the parent company or a guarantor.
Credit ratings  exclude unconsolidated JVs and CMBS/Secured notes receivable.  Moody’s Credit Edge was used to determine implied credit rating for public non-rated tenants.  Moody’s
KMV was used to determine  implied credit rating for private non-rated tenants.  Data for implied ratings as of July 29, 2013.  Example tenants are from the Cole portfolio.

Single Tenant Retail 44%
Single Tenant Office 18%
Single Tenant Industrial 7%
Multi Tenant Retail 24%
Secured Notes and CMBS 4%
Unconsolidated JVs 3%

Southwest 20%
West Mountain 13%
West North Central 4%
East North Central 15%
Mid East 10%
Northeast 11%
Pacific 8%
Southeast 19%

© 2013 Cole Real Estate Investments, Inc. All Rights Reserved.
Geographic Diversity Investment Type Diversity
Well Diversified by Investment Type and Geography
PROPERTY TYPE PROPERTIES SQUARE FEET
ST Retail
886 17.7mm
ST Office and Industrial
55 15.2mm
MT Retail – Power Center
36 8.5mm
MT Retail – Grocery
13 1.3mm
MT Retail – Anchored 24 1.3mm
Total
1,014 44.0mm
Tables and charts show certain information regarding the tenant and industry diversification of Cole’s real estate portfolio, including consolidated joint ventures, as of June 30, 2013, based on annualized rental revenue.
TOP 10 STATES BY % OF ANNUALIZED RENTAL REVENUE
Texas
16.9 Georgia 5.1
Arizona
8.6 Michigan 3.8
California
7.1 New Jersey 3.6
Florida
7.0 Ohio 3.2
Illinois
5.4 Virginia 3.2
Total
63.9

Walgreens Walmart PETSMART CVS amazon.com KOHL'S Albertsons

STARBUCKS COFFEE FedEx BJ's TARGET LOWE'S at&t LA|FITNESS

COLE LISTED NYSE

© 2013 Cole Real Estate Investments, Inc. All Rights Reserved.
Tables and charts show certain information regarding the tenant and industry diversification of Cole’s real estate portfolio, including consolidated joint ventures, as of June 30, 2013, based on annualized rental revenue. Trade names shown are those of tenants of properties owned by Cole. Cole is not affiliated or associated with, is not endorsed by, does not endorse, and is not sponsored by or a sponsor of the tenants or of their products or services pictured or mentioned. The names, logos and all related product and service names, design marks and slogans are the trademarks or service marks of their respective companies. Tables show certain information regarding the tenant and industry diversification of Cole’s real estate portfolio, including consolidated joint ventures, as of March 31, 2013, based on annualized rental revenue.
TOP 10 TENANTS
NUMBER
OF
LEASES
% OF
ANNUAL
RENT
WTD. AVG.
REMAINING
LEASE TERM
WALGREENS 73 4.8% 17.9 YRS
ALBERTSON'S 34 4.2% 16.8 YRS
PETSMART 42 4.2% 8.3 YRS
CVS 54 3.6% 18.1 YRS
BJ'S WHOLESALE CLUB 3 3.4% 17.7 YRS
WAL-MART 9 2.7% 11.0 YRS
APOLLO GROUP 1 2.6% 17.8 YRS
L.A. FITNESS 17 2.5% 11.0 YRS
AMAZON 3 2.5% 13.3 YRS
HOME DEPOT 12 2.3% 14.9 YRS
TOP 10 TOTAL
248 32.8%
TOTAL NUMBER OF TENANTS
567
TOP 10 INDUSTRIES
NUMBER
OF
LEASES
% OF
ANNUAL
RENT
WTD. AVG.
REMAINING
LEASE TERM
GROCERY 75 9.1% 15.3 YRS
DRUGSTORE 127 8.4% 18.0 YRS
DISCOUNT STORE 228 7.8% 10.1 YRS
FULL SERVICE RESTAURANT 189 6.8% 14.6 YRS
HOME AND GARDEN 69 5.5% 13.4 YRS
PET SUPPLIES 49 4.5% 8.2 YRS
WAREHOUSE CLUB 7 4.3% 16.2 YRS
HEALTHCARE 58 4.0% 11.2 YRS
FINANCIAL SERVICES 61 3.5% 12.0 YRS
LIMITED SERVICE RESTAURANT 133 3.3% 11.3 YRS
TOP 10 TOTAL
996 57.2%
TOTAL NUMBER OF INDUSTRIES
36
High Quality, Diversified Tenant Base Comprised of Industry Leaders
.

$720
$1,046
$970
$1,440
$1,323
$1,280
$1,842
2007
2008
2009
2010
2011
2012
2013 YTD

COLE
LISTED
NYSE

© 2013 Cole Real Estate Investments, Inc. All Rights Reserved.
Private Capital Business with Proven Ability to Raise Cycle-Resistant Capital
Capital Raise History
(1)
Cole’s private capital management business, Cole Capital™ , has raised over $8.6 billion of capital since 2007
(1)
Disciplined
Recurring
• Our past results demonstrate the recurring, repeatable nature of our revenue
• The sequencing of each new offering provides consistency across the three fee categories
• Transaction activity associated with a continuous pipeline from our private capital business allows us to maintain industry relevance and sustain our market intelligence when others cannot
• Our disciplined investment strategy and proven ability to acquire accretive assets provides an opportunity to attract a long-term investor base that values year-in, year-out execution

1. Cole Real Estate Investments. Data as of August 30, 2013.  Excludes capital raise pursuant to the REITs’ distribution reinvestment plans.

REAL ESTATE
$273
PRIVATE CAPITAL
$37
TOTAL
$310
$0

## REVENUE AND NORMALIZED EBITDA GUIDANCE

| | |
|---|---|
| *Real Estate Investment Revenue* | *$327 – $335* [1] |
| *Private Capital Management Revenue (Gross)* [2] | *$230 – $250* [3] |
| **TOTAL REVENUE** | **$557 – $585** |
| *Real Estate Investment Normalized EBITDA* | *$267 – $279* |
| *Private Capital Management Normalized EBITDA* | *$30 – $45* |
| **TOTAL NORMALIZED EBITDA** | **$297 – $324** |

REAL ESTATE
$0.39
PRIVATE CAPITAL
$0.06
TOTAL
$0.45
$0

## AFFO PER DILUTED SHARE GUIDANCE

| | |
|---|---|
| *Real Estate Investment AFFO* | *$0.38 – $0.40* |
| *Private Capital Management AFFO* | *$0.04 – $0.07* |
| **TOTAL AFFO PER DILUTED SHARE** | **$0.42 – $0.47** |

COLE LISTED NYSE

© 2013 Cole Real Estate Investments, Inc. All Rights Reserved.
Note: All dollars in millions, except per share data; All US GAAP except Normalized EBITDA and AFFO. See “About the Data” for a description of the Non-GAAP financial measures and accompanying Supplemental Financial Information for GAAP reconciliation. 2H2013E AFFO and NORMALIZED EBITDA compositions are based on the mid point of the respective financial ranges.
2H13E AFFO PER DILUTED SHARE COMPOSITION 2H13E NORMALIZED EBITDA COMPOSITION ($mm)
Increased 2013 Second Half Guidance
1. Real Estate Investment Revenue includes $9 million from estimated Interest income on real estate related investments. Estimates assume $550 million of net acquisitions in the second half at a 7.3% cap rate and include the potential impact of the $250 million tender offer and up to $250 million of share repurchases. Funding sources for investment activity will come from a combination of property dispositions, CMBS sales, cash on balance sheet and/or the use of the credit facility with a target total debt to gross assets ratio not to exceed 50%.
2. Private Capital Management Revenue (Gross) is presented before reallowed fees and commissions. On a net basis Adjusted Revenues are estimated to be $66 - $78 million.
3. Includes the impact of CCPTII’s merger with Spirit Realty Capital, Inc., which closed on July 17, 2013. Assumes $1.67 billion of capital raised in 2H13 within Cole’s private capital management business, Cole
Capital™,
raised predominantly across Cole Corporate Income Trust, Inc., a single-tenant office and industrial portfolio, and Cole Credit
Property Trust IV, Inc., a single and multi-tenant retail portfolio.

| | |
|---|---|
| Cash | $167.5mm |
| Secured Debt | $2.8bn |
| Unsecured Debt | $700.0mm |
| Line of Credit | $700.0mm outstanding<br>$566.2mm available |
| Total Debt | $3.5bn |
| Net Debt | $3.3bn |
| % of Fixed Rate | 88%[3] |
| Equity | $3.9bn |

Debt Balances Outstanding (mm)
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
Mortgage Debt
Credit Facility
Repurchase Agreements
Remaining 2013
2014
2015
2016
2017
2018
2019
2020
Thereafter

COLE LISTED NYSE

© 2013 Cole Real Estate Investments, Inc. All Rights Reserved.
• Optimize cost of capital
• Increase flexibility
• Reduce leverage
• Transition to unsecured
debt exposure
• Achieve investment
grade rating
• Diversify funding
sources
Key Balance Sheet Metrics and Capital Structure
(1)
1. Data as of June 30, 2013. Additionally, investors should review the Supplemental Financial Information for the second quarter of 2013 furnished on Form 8-K on 8/5/2013 for additional information.
2. Gross Book Value of unencumbered properties includes $1.9 billion of assets pledged to the credit facility as of June 30, 2013.
3. Includes the credit facility’s term loan of $500.0 million and $473.0 million of variable rate debt each subject to interest rate swap agreements.
• 39% Debt to Enterprise Value
• 47% Debt to Gross Real Estate and
Related Assets
• 5.4x Net Debt to Normalized EBITDA Ratio
• 3.2x Interest Coverage Ratio
•
4.22% Weighted average cost of debt
• 6.0 Weighted average years to maturity
• Gross Book Value of
Unencumbered Properties $2.0bn (2)
A Strong Balance Sheet with Embedded Opportunity
Debt Maturity Profile
Capital Structure Objectives

HIGH QUALITY
REAL ESTATE
PROVEN OPERATING
HISTORY
GROWTH
PRIVATE CAPITAL
MANAGEMENT

COLE
LISTED
NYSE

© 2013 Cole Real Estate Investments, Inc. All Rights Reserved.
Why Cole?
» Active portfolio
management to monetize
gains and redeploy capital
» Yield enhancement
through property type
diversification
» Future deal pipeline and
yield potential via joint
ventures
» Embedded annual rental
increases
» Best-in-class platform built
for size and scale
» Proven ability to source
and acquire high-quality
accretive assets
» Disciplined acquisition
results via rigorous
underwriting and credit
discipline
» Proactive risk
management to protect
and enhance NOI
Our focus is on growing AFFO per share while maintaining a balanced risk profile
» Valuable fee revenue provides diversified income growth
» Ability to raise cycle-resistant capital capturing growing income investor trends
» Continuously developing new products and distribution relationships

© 2013 Cole Real Estate Investments, Inc. All Rights Reserved.
About the Data
Slide Notes: “Cole Real Estate Investments by the Numbers”
The depicted pie chart graphically illustrates the composition of metrics associated with the owned assets (COLE REIT) and managed assets
(PRIVATE CAPITAL) with the ratio shown being reflective of their respective contributions to total annual AFFO.
1. Based on total gross real estate assets net of gross intangible lease assets, including investments in notes receivable, marketable securities and net investment in unconsolidated entities, as applicable.
2. Statistics exclude properties owned through unconsolidated joint ventures, as applicable.
3. Weighted Average Remaining Lease Term is based on annualized straight-line rental revenue.
4. Source: Real Capital Analytics. Transactions closed or under contract, excludes joint ventures. As of 6/30/2013.
5. 55% investment grade includes 13% related to tenants with an implied rating of investment grade. Credit ratings based on annualized rental revenue from tenants with credit ratings of BBB- or higher. Tenant credit rating may reflect the credit rating of the parent company or a guarantor. Credit ratings exclude unconsolidated JVs and CMBS/Secured notes receivable.  Moody’s Credit Edge was used to determine implied credit rating for public non-rated tenants. Moody’s KMV was used to determine implied credit rating for private non-rated tenants.  Data for implied ratings as of July 29, 2013.  Example tenants are from the Cole portfolio.
6. Cole raised over $6.9b in capital over the last 56 months, or approximately $122mm each month. Average monthly capital raise for 2012 and
2013 was $107mm and $230mm, respectively (as of August 30, 2013).
7. Based upon an annualized second quarter Normalized EBITDA of $15.0mm for the private capital management segment. See “About the Data”
for a description of the Non-GAAP financial measures and accompanying Supplemental Financial Information for GAAP reconciliation.
8. Includes Cole Credit Property Trust IV, Inc., Cole Corporate Income Trust, Inc., Cole Real Estate Income Strategy (Daily NAV), Inc., Cole Credit
Property Trust, Inc. (“CCPT”), and tenant-in-common and Delaware statutory trust programs. Excludes Cole Credit Property Trust II which merged with Spirit Realty Capital, Inc. on July 17, 2013.

© 2013 Cole Real Estate Investments, Inc. All Rights Reserved.
About the Data (continued)
Supplemental Information
The supplemental financial information package for the second quarter ended June 30, 2013 and the Company's Form 10-Q report for the same period, were filed on August 5, 2013 and are available on Cole's website at www.colereit.com.
Non-GAAP Financial Measures
FFO and AFFO
Funds From Operations (“FFO”) is a non-GAAP financial performance measure defined by the National Association of Real Estate Investment Trusts (“NAREIT”) and
widely recognized by investors and analysts as one measure of operating performance of a real estate company. The FFO calculation excludes items such as real estate depreciation and amortization, gains and losses on the sale of depreciable real estate and impairments of depreciable real estate. Depreciation and amortization as applied in accordance with GAAP implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, it is management’s view, and we believe the view of many industry investors and analysts, that the presentation of operating results for real estate companies by using the historical cost accounting method alone is insufficient. In addition, FFO excludes gains and losses from the sale of depreciable real estate and impairment charges on depreciable real estate, which we believe provides management and investors with a helpful additional measure of the performance of our real estate portfolio, as it allows for comparisons, year to year, that reflect the impact on operations from trends in items such as occupancy rates, rental rates, operating costs, general and administrative expenses, and interest costs. We compute FFO in accordance with
NAREIT’s definition.
In addition to FFO, we use Adjusted Funds From Operations (“AFFO”) as a non-GAAP supplemental financial performance measure to evaluate the operating performance of our real estate portfolio. AFFO, as defined by our company, excludes from FFO merger, acquisition, and listing related costs, amortization and write off of deferred financing costs, straight-line rent adjustments, above and below market lease intangibles amortization, realized loss on derivatives and debt prepayment fees, gain on sale of marketable securities, other amortization or accretion, other gains, adjustments for discontinued operations and our proportionate share of adjustments for unconsolidated joint ventures, all of which are required to be expensed or recorded as additions to revenue or other income in accordance with GAAP. In evaluating the performance of our portfolio over time, management employs business models and analyses that differentiate the costs to acquire investments from the investments’ revenues and expenses. Management believes that excluding the items noted above from AFFO provides investors with supplemental performance information that is consistent with the performance models and analysis used by management, and provides investors a view of the performance of our portfolio over time, including after the Company ceases to acquire properties on a frequent and regular basis. AFFO also allows for a comparison of the performance of our portfolio with other REITs that are not currently engaging in acquisitions and mergers, as well as a comparison of our performance with that of other REITs, as AFFO, or an equivalent measure, is routinely reported by REITs, and we believe often used by analysts and investors for comparison purposes.
For all of these reasons, we believe FFO and AFFO, in addition to net income and cash flows from operating activities, as defined by GAAP, are helpful supplemental performance measures and useful in understanding the various ways in which our management evaluates the performance of our real estate portfolio over time.
However, not all REITs calculate FFO and AFFO the same way, so comparisons with other REITs may not be meaningful. FFO and AFFO should not be considered as alternatives to net income or to cash flows from operating activities, and are not intended to be used as a liquidity measure indicative of cash flow available to fund our cash needs.

© 2013 Cole Real Estate Investments, Inc. All Rights Reserved.
About the Data (continued)
Non-GAAP Financial Measures continued
EBITDA and Normalized EBITDA
Normalized EBITDA as disclosed represents EBITDA, or earnings before interest, taxes, depreciation and amortization, modified to include other adjustments to GAAP net income for merger, acquisition, and listing related expenses which are considered non-recurring and gain/losses in real estate and derivatives which are not considered fundamental attributes of our business plans and do not affect our overall long-term operating performance. We exclude these items from Normalized EBITDA as they are not the primary drivers in our decision making process. In addition, our assessment of our operations is focused on long-term sustainability and not on such non-cash items, which may cause short term fluctuations in net income but have no impact on cash flows.  We believe that Normalized EBITDA is a useful supplemental measure to investors and analysts for assessing the performance of our business segments, although it does not represent net income that is computed in accordance with GAAP.
Therefore, Normalized EBITDA should not be considered as an alternative to net income or as an indicator of our financial performance. We use
Normalized EBITDA as one measure of our operating performance when we formulate corporate goals and evaluate the effectiveness of our strategies.  Normalized EBITDA may not be comparable to similarly titled measures of other companies.
Adjusted Revenue
Adjusted Revenue is a non-GAAP financial measure that represents revenue on a GAAP basis adjusted to eliminate revenue recorded as reimbursement revenue in accordance with GAAP. Included within Offering Fee Revenue and Management Fee Revenue is revenue related to expense reimbursements for offering costs and certain general and administrative costs incurred by the Company, included in general and administrative expense of the Company, which is reimbursed by the managed REITs. We believe that excluding the items noted above from revenue provides investors with supplemental performance information that is consistent with the performance models and analysis used by management. Adjusted Revenues should not be considered as an alternative to revenue or cash flows from operating activities computed on a
GAAP basis as a measure of our profitability. Adjusted Revenues may not be comparable to similarly titled measures of other companies.
GAAP Reconciliations
A reconciliation of net income to FFO, AFFO and Normalized EBITDA and a reconciliation of revenue to adjusted revenue are provided in the
Supplemental Financial Information for the second quarter of 2013 accompanying this presentation.
Lease Yield
Lease yield is calculated as the average annual rental income, adjusted for any rent concessions or abatements, for the in-place leases over the non-
cancellable lease term at the respective property divided by the property purchase price, exclusive of acquisition costs. In general, our properties are subject to long-term triple net or double net leases, and the future costs associated with the double net leases are unpredictable and may reduce the yield.